UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 5, 2006

ICON INCOME FUND EIGHT B L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-37504	13-4101114
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Fifth Avenue, 4th Floor
New York, New York 10011
(Address of principal executive offices) (Zip Code)

(212) 418-4700
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

ICON Capital Corp., the General Partner of ICON Income Fund Eight B L.P. (“Fund 8B”) has determined that it is in the best interests of the Limited Partners of Fund 8B that the Reinvestment Period, which was anticipated to end on or about October 16, 2006, be extended for six months. Cash distributions to the Limited Partners of Fund 8B will continue at the annualized rate of 8.00% during the extended Reinvestment Period. Fund 8B will notify you in advance of the commencement of the Liquidation Period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICON INCOME FUND EIGHT B L.P.
By: ICON CAPITAL CORP., its General Partner

Dated: October 5, 2006	By: /s/ Thomas W. Martin
Thomas W. Martin
Chief Operating Officer